UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2024

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Albert Quay. Cork, Ireland, T12 X8N6

(Address of principal executive offices and postal code)

(353) 21-423-5000

(Registrant’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
1.375% Notes due 2025	JCI25A	New York Stock Exchange
3.900% Notes due 2026	JCI26A	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
3.000% Senior Notes due 2028	JCI28	New York Stock Exchange
5.500% Senior Notes due 2029	JCI29	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
2.000% Sustainability-Linked Senior Notes due 2031	JCI31	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
4.900% Senior Notes due 2032	JCI32A	New York Stock Exchange
4.250% Senior Notes due 2035	JCI35	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 23, 2024, Johnson Controls International plc (the “Company” or “Johnson Controls”) entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”) with Robert Bosch GmbH, a Gesellschaft mit beschränkter Haftung (“Purchaser”). Pursuant to the Purchase Agreement, on the terms and subject to the conditions therein, the Company has agreed to sell, and Purchaser has agreed to acquire, the Company’s Residential and Light Commercial HVAC business (the “Business”), including the Company’s North America Ducted business and Johnson Controls-Hitachi Air Conditioning Holding (UK) Ltd. (“JCH”), the Company’s global Residential joint venture with Hitachi Global Life Solutions, Inc. (“Hitachi”), of which the Company owns 60% and Hitachi owns 40%. The total consideration payable by Purchaser to the Company and Hitachi is equal to approximately $8.1 billion in cash, and the Company’s portion of the aggregate consideration is approximately $6.7 billion in cash (the “Purchase Price”), in each case, subject to adjustment, plus the assumption by Purchaser or its affiliates of certain liabilities of the Business specified in the Purchase Agreement. In connection with the transaction, Hitachi has agreed to sell to Purchaser its 40% interest in JCH (the “JCH Stock Sale”), and the parties have agreed to transfer to Hitachi certain of JCH’s ductless HVAC assets located in Shimizu, Japan (the “Shimizu Sale”).

As described in greater detail in the Purchase Agreement, the Purchase Price will be (i) increased or decreased to the extent the Working Capital (as defined in the Purchase Agreement) of the Business as of the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) is higher or lower than a specified target amount, (ii) decreased by the amount of any Funded Debt (as defined in the Purchase Agreement) as of the Closing, (iii) increased by the amount of any Cash Amounts (as defined in the Purchase Agreement), (iv) increased by the prorated amount of the purchase price for the Shimizu Sale and (v) decreased by the amount of any Transaction Expenses (as defined in the Purchase Agreement).

The Closing is subject to certain conditions, including (i) expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) the receipt of certain other regulatory approvals in foreign jurisdictions, (iii) the absence of any injunction or other judgment that prevents the Closing, (iv) consummation of the JCH Stock Sale or satisfaction of certain conditions to the JCH Stock Sale, (v) consummation of the Shimizu Sale or delivery of a notice to delay the Shimizu Sale in accordance with the transaction agreement for the Shimizu Sale, (vi) completion of the Pre-Closing Reorganization (as defined in the Purchase Agreement) in all material respects and (vii) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement. Under the Purchase Agreement, the Closing will occur on the later of (x) May 23, 2025, and (y) the last business day of the month in which the closing conditions are satisfied or waived (other than those conditions that are to be satisfied by action taken at the Closing); provided that, if these conditions are satisfied on a date that is within three business days of the end of a month, in certain circumstances, the Closing will occur on the last business day of the immediately following month, or at such other place, time and date as may be agreed among the Company and Purchaser. The Closing is not subject to a financing condition or to the approval of the Company’s stockholders.

The Purchase Agreement contains termination rights for each of the Company and Purchaser, including the right for either party to terminate the Purchase Agreement if the transactions contemplated by the Purchase Agreement have not been completed by January 23, 2026 (the “Outside Date”), unless the party seeking to terminate has materially breached the Purchase Agreement and such breach is the cause of the failure of the Closing to occur by the Outside Date. The Purchase Agreement also provides that Purchaser will pay the Company a termination fee of $300,000,000 (a portion of which will be payable to Hitachi) if the Purchase Agreement is terminated (i) for failure to close by the Outside Date due to a legal restraint relating to any regulatory approval, (ii) due to a final and nonappealable denial of a regulatory approval or (iii) due to a final and nonappealable permanent injunction or other permanent judgment issued by a court preventing, prohibiting or enjoining the Closing.

In the Purchase Agreement, the Company and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the sale of the Business. From the date of the Purchase Agreement until the Closing, the Company is required to conduct the Business in all material respects in the ordinary course of business and to comply with certain covenants regarding the operation of the Business. For three years following the Closing, neither the Company nor any of its subsidiaries will engage in certain specified competitive businesses as provided in the Purchase Agreement, subject to certain exceptions.

Subject to certain limitations, the Company and Purchaser have agreed to indemnify each other for losses arising from certain breaches of the Purchase Agreement, certain tax liabilities and certain other liabilities. Purchaser has obtained a commitment for “representations and warranties” insurance which will provide coverage for certain breaches of representations and warranties of the Company contained in the Purchase Agreement, subject to certain deductibles, exclusions, policy limits and certain other terms and conditions.

The foregoing description of the Purchase Agreement, and the transactions contemplated thereby, including the sale of the Business, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the sale of the Business. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about the Company, Purchaser or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company, the Business, Purchaser or Hitachi. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Johnson Controls International plc Cautionary Statement Regarding Forward-Looking Statements

Johnson Controls International plc has made statements in this Current Report on Form 8-K that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, among other things, statements relating to the sale of the Business, the satisfaction of closing conditions and the likelihood of consummation of the transaction, the expected time period to consummate the transaction, the anticipated benefits of the transaction, Johnson Controls strategy, the anticipated use of proceeds from the transaction, Johnson Controls restructuring plans and Johnson Controls future financial performance. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause its actual results and performance, including the expected impact of the divestiture of the Business, to differ materially from those expressed or implied by such forward-looking statements, include, among others, risks related to the ability to realize the anticipated benefits of the divestiture, including the possibility that expected benefits of portfolio simplification will not be realized or will not be realized within the expected time frame; delays in the closing of the transaction due to regulatory approvals or other closing conditions; unfavorable reaction to the divestiture by customers, competitors, suppliers and employees, making it more difficult to maintain business and operational relationships; disruption from the transaction; significant transaction costs; and other unknown liabilities.

Other factors that could cause Johnson Controls’ actual results to differ materially from those expressed include, among others, risks related to: Johnson Controls ability to develop or acquire new products and technologies that achieve market acceptance and meet applicable quality and regulatory requirements; the ability to manage general economic, business and capital market conditions, including the impact of recessions, economic downturns and global price inflation; fluctuations in the cost and availability of public and private financing for its customers; the ability to innovate and adapt to emerging technologies, ideas and trends in the marketplace, including the incorporation of technologies such as artificial intelligence; the ability to manage macroeconomic and geopolitical volatility, including shortages impacting the availability of raw materials and component products and the conflicts between Russia and Ukraine and Israel and Hamas; managing the risks and impacts of potential and actual security breaches, cyberattacks, privacy breaches or data breaches, including business, service, or operational disruptions, the unauthorized access to or disclosure of data, financial loss, reputational damage, increased response and remediation costs, legal, and regulatory proceedings or other unfavorable outcomes; Johnson Controls ability to remediate its material weakness; maintaining and improving the capacity, reliability and security of Johnson Controls enterprise information technology infrastructure; the ability to manage the lifecycle cybersecurity risk in the development, deployment and operation of Johnson Controls digital platforms and services; changes to laws or policies governing foreign trade, including economic sanctions, tariffs, foreign exchange and capital controls, import/export controls or other trade restrictions; fluctuations in currency exchange rates; changes or uncertainty in laws, regulations, rates, policies, or interpretations that impact Johnson Controls business operations or tax status; the ability to adapt to global climate change, climate change regulation and successfully meet Johnson Controls public sustainability commitments; risks and uncertainties related to the settlement with a nationwide class of public water systems concerning the use of AFFF; the outcome of litigation and governmental proceedings; the risk of infringement or expiration of intellectual property rights; Johnson Controls ability to manage disruptions caused by catastrophic or geopolitical events, such as natural disasters, armed conflict, political change, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; the ability of Johnson Controls to drive organizational improvement; any delay or inability of Johnson Controls to realize the expected benefits and synergies of recent portfolio transactions; the ability to hire and retain senior management and other key personnel; the tax treatment of recent portfolio transactions; significant transaction costs and/or unknown liabilities associated with such transactions; labor shortages, work stoppages, union negotiations, labor disputes and other matters associated with the labor force; and the cancellation of or changes to commercial arrangements. Investors are therefore cautioned not to place undue resilience on any forward-looking statements. A detailed discussion of risks related to Johnson Controls business is included in the section entitled “Risk Factors” in Johnson Controls Annual Report on Form 10-K for the 2023 fiscal year filed with the Securities and Exchange Commission (“SEC”), which is available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab, and such factors may be updated from time to time in Johnson Controls filings with the SEC, which are or will be accessible on the SEC’s website at www.sec.gov. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this document, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Stock and Asset Purchase Agreement, dated as of July 23, 2024, by and between Johnson Controls International plc and Robert Bosch GmbH

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: July 26, 2024	By:	/s/ Richard J. Dancy
		Name:	Richard J. Dancy
		Title:	Vice President and Corporate Secretary